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                     U.S. SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) July 15, 2004
                           ---------------------------

                                 Citigroup Inc.
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             (Exact name of registrant as specified in its charter)

    Delaware                          1-9924                      52-1568099
 ---------------                    -----------              -------------------
 (State or other                    (Commission                 (IRS Employer
 jurisdiction of                    File Number)             Identification No.)
 incorporation)



                    399 Park Avenue, New York, New York 10043
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               (Address of principal executive offices) (Zip Code)


                                 (212) 559-1000
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              (Registrant's telephone number, including area code)


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                                 Citigroup Inc.
                           Current Report on Form 8-K

Item 5.  Other Events.

On July 15, 2004, Citigroup Inc. announced that that its subsidiary in Mexico, Banamex, has reached an agreement with the Mexican financial authorities that will bring to a close the long-standing issue related to the sale of loans to FOBAPROA in 1995-1996. As Citigroup had reserved for this matter, the resolution with the Mexican government will not have an impact on the company's consolidated financial results.

A related press release was issued on July 15, 2004, a copy of which is being filed as Exhibit 99.1 to this Form 8-K and which is incorporated herein by reference in its entirety.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c)      Exhibits

         Exhibit Number
         --------------

             99.1        Press Release, dated July 15, 2004, issued by
                         Citigroup Inc.


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  July 16, 2004             CITIGROUP INC.


                                  By: /s/ Michael S. Helfer
                                    --------------------------------------------
                                  Name:  Michael S. Helfer
                                  Title: General Counsel and Corporate Secretary


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                                  EXHIBIT INDEX


         Exhibit Number
         --------------

             99.1        Press Release, dated July 15, 2004, issued by
                         Citigroup Inc.